MERRILL LYNCH GLOBAL VALUE FUND, INC.

                     Supplement dated March 8, 2002 to the
                        Prospectus dated April 12, 2001


     The section captioned "About the Portfolio Manager" under the heading "How the Fund Invests" appearing on page 8 is amended by deleting such information and adding the following section under the caption "About the Portfolio Managers":

               Walid Kassem has been a co-portfolio manager of the Fund since 2002. Mr. Kassem was a Vice President of the Manager from 1996 to 1998 and has held the office of Managing Director at the Manager since 1998.

               William Patzer has been a co-portfolio manager of the Fund since 2002. Mr. Patzer was a Vice President of the Manager from 1996 to 1998 and has held the office of Managing Director at the Manager since 1998.

               Mr. Kassem and Mr. Patzer will be primarily responsible for the management of the Fund's portfolio.

Code # 19001-0401ALL